LB SERIES FUND, INC.

                      Supplement to Prospectus Dated
                           January 30, 1998
                 Relating to the Opportunity Growth Portfolio


At a meeting of the board of directors of LB Series Fund, Inc. (the "Fund") on March 5-6, 1998, the directors of the Fund unanimously approved a proposed new investment sub-advisory agreement between the Fund, Lutheran Brotherhood, and T. Rowe Price Associates, Inc. ("T. Rowe Price"). Under the proposed agreement T. Rowe Price would serve as investment sub-adviser for the Opportunity Growth Portfolio of the Fund (the "Portfolio"). The proposed sub-advisory agreement remains subject to approval by the Portfolio's shareholders. A special meeting of shareholders of the Portfolio has been scheduled for April 29, 1998 to consider and to vote upon the proposed sub-advisory agreement.

Until the proposed sub-advisory agreement is approved by shareholders or a new portfolio manager is retained, Lutheran Brotherhood is using an investment advisory group to manage the Portfolio. The members of the advisory group are listed below.

Rolf F. Bjelland, Chairman and President LB Series Fund, Inc. and Executive Vice President of Lutheran Brotherhood. Mr. Bjelland has been with Lutheran Brotherhood since 1983 and serves on the investment advisory group for the Lutheran Brotherhood Opportunity Growth Fund.

Harold R. Goldstein, Portfolio Manager of Lutheran Brotherhood. Mr. Goldstein has been with Lutheran Brotherhood since 1993, previously serving as a securities analyst and equities research manager. He is Associate Portfolio Manager of the Lutheran Brotherhood Fund and serves on the investment advisory group for the Lutheran Brotherhood Opportunity Growth Fund.

Brian L. Thorkelson, Portfolio Manager of Lutheran Brotherhood. Mr. Thorkelson has been with Lutheran Brotherhood since 1989, previously serving as a securities analyst. He is the Portfolio Manager of the Lutheran Brotherhood Mid Cap Growth Fund and the Mid Cap Growth Portfolio of LB Series Fund, Inc., and serves on the investment advisory group for the Lutheran Brotherhood Opportunity Growth Fund.

Scott A. Vergin, Portfolio Manager of Lutheran Brotherhood. Mr. Vergin has been with Lutheran Brotherhood since 1984, previously serving as a securities analyst. He is the Portfolio Manager of the Growth Portfolio of LB Series Fund, Inc. and serves on the investment advisory group for the Lutheran Brotherhood Opportunity Growth Fund.

James. M. Walline, Vice President of Lutheran Brotherhood and Vice President LB Series Fund, Inc. Mr. Walline has been with Lutheran Brotherhood since 1968, previously serving as a securities analyst and portfolio manager. He is Portfolio Manager of the Lutheran Brotherhood Fund and serves on the investment advisory group for the Lutheran Brotherhood Opportunity Growth Fund.


March 24, 1998

                    PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS

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